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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 26, 2004
                                                          --------------



                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                Delaware                000-21240               23-2705700
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(State or other jurisdiction of    (Commission File No.)       (IRS Employer
incorporation)                                               Identification No.)


                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)

(Registrant's telephone number including area code)      (610) 277-8300
                                                   --------------------------




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Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

(c)      Exhibits.

         Exhibit No.                Description of Exhibit
         -----------                ----------------------

         99.1 Press release announcing earnings for the Company's fiscal third quarter ended March 31, 2004 dated April 26, 2004


Item 12. Results of Operations and Financial Condition.

         On April 26, 2004, Neoware Systems, Inc. (the "Company") issued a press release announcing its results for the fiscal third quarter ended March 31, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto.










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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                      NEOWARE SYSTEMS, INC.


Dated: April 26, 2004                 By: /S/ Keith D. Schneck,
                                          ----------------------
                                      Keith D. Schneck, Executive Vice President
                                      and Chief Financial Officer

















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